American Republic Insurance Company
                  National Headquarters: Des Moines, Iowa 50334





                                                               August 29, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      American Republic Variable Annuity Account
         File Number:  811-4921
         Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), American Republic Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, on August 29, 2003, the
AllianceBernstein Variable Products Series Fund (811-05398) filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.


Sincerely,



/s/ Paul Mikkelsen
Paul Mikkelsen

cc: Fred Bellamy